UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 16, 2021

NABORS ENERGY TRANSITION CORP.

(Exact name of registrant as specified in its charter)

Delaware	001-41073	86-2916523
(State or incorporation or organization	(Commission File Number)	(IRS Employer Identification No.)

515 West Greens Road, Suite 1200 Houston, Texas	77067
(Address of principal executive offices)	(Zip Code)

(281) 874-0035
Registrant’s telephone number, including area code

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class registered	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one share of Class A common stock, $0.0001 par value, and one-half of one warrant	NETC.U	The New York Stock Exchange
Class A common stock, par value $0.0001 per share	NETC	The New York Stock Exchange
Warrants, exercisable for one share of Class A common stock at an exercise price of $11.50 per share	NETC.WS	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.02	Unregistered Sales of Equity Securities

On November 19, 2021, simultaneously with the closing of the initial public offering (the “IPO”) of Nabors Energy Transition Corp. (the “Company”) and pursuant to Private Placement Warrants Purchase Agreements, dated November 16, 2021, by and among the Company and the purchasers thereto (the “Purchasers”), the Company completed the private sale of 13,730,000 warrants (the “Private Placement Warrants”) at a purchase price of $1.00 per Private Placement Warrant to the Purchasers, generating gross proceeds to the Company of $13,730,000. The Private Placement Warrants are identical to the warrants sold as part of the Units (as defined below) in the IPO, except that the Private Placement Warrants will not be redeemable by the Company and will be exercisable on a cashless basis. Pursuant to a Letter Agreement, dated November 16, 2021, among the Company and the other parties thereto, the parties agreed not to transfer, assign or sell any Private Placement Warrants (except to certain permitted transferees) until 30 days after the completion of the Company’s initial business combination. The issuance of the Private Placement Warrants was made pursuant to the exemption from registration contained in Section 4(a)(2) of the Securities Act of 1933, as amended (the “Securities Act”).

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On November 16, 2021, John Yearwood, Maria Jelescu Dreyfus, Colleen Calhoun and Jennifer Gill Roberts were appointed as members of the Board of Directors of the Company (the “Board”). The Board has determined that Mses. Dreyfus, Calhoun and Roberts are “independent directors” as defined in the New York Stock Exchange listing standards and applicable U.S. Securities and Exchange Commission (the “Commission”) rules and will serve on the audit, compensation and nominating and corporate governance committees with Ms. Dreyfus serving as chair of the audit committee, Ms. Roberts serving as chair of the compensation committee and Ms. Calhoun serving as chair of the nominating and corporate governance committee. On November 16, 2021, Nabors Energy Transition Sponsor LLC (the “Sponsor”) forfeited 175,000 shares of the Company’s Class F common stock, par value $0.0001 per share (“Founder Shares”), and the Company issued an aggregate of 175,000 Founder Shares to Mses. Calhoun, Roberts and Dreyfus.

On November 16, 2021, the Company entered into indemnification agreements with Anthony G. Petrello, William J. Restrepo, Guillermo Sierra, Siggi Meissner, John Yearwood, Maria Jelescu Dreyfus, Colleen Calhoun and Jennifer Gill Roberts that require the Company to indemnify these individuals to the fullest extent permitted under Delaware law and to advance expenses incurred as a result of any proceeding against them as to which they could be indemnified. The foregoing description is qualified in its entirety by reference to the full text of the indemnification agreements, the form of which is filed as Exhibit 10.7 to this Current Report on Form 8-K and incorporated in this Item 5.02 by reference.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

The Company’s Amended and Restated Certificate of Incorporation (as so amended, the “Certificate of Incorporation”) was approved on November 16, 2021. A description of the Certificate of Incorporation is contained in the section of the prospectus for the IPO, dated November 16, 2021 and filed pursuant to Rule 424(b) under the Securities Act (the “Prospectus”), entitled “Description of Securities” and is incorporated herein by reference. The description is qualified in its entirety by reference to the full text of the Certificate of Incorporation, which is attached as Exhibit 3.1 to this Current Report on Form 8-K and is incorporated into this Item 5.03 by reference.

Item 7.01	Regulation FD Disclosure

On November 16, 2021, the Company issued a press release, a copy of which is attached as Exhibit 99.1 to this Current Report on Form 8-K, announcing the pricing of the IPO.

On November 19, 2021, the Company issued a press release, a copy of which is attached as Exhibit 99.2 to this Current Report on Form 8-K, announcing the closing of the IPO.

In accordance with General Instruction B.2 of Form 8-K, the information presented herein under Item 7.01 and set forth in the attached press releases included as Exhibits 99.1 and 99.2 to this report is deemed to be “furnished” solely pursuant to Item 7.01 of this report and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall such information or the exhibits be deemed incorporated by reference into any filing under the Securities Act or the Exchange Act.

Item 8.01	Other Events.

On November 16, 2021, the Company’s registration statement on Form S-1, as amended (File No. 333-256876) (the “Registration Statement”), was declared effective by the Commission, and the Company subsequently filed the Prospectus on November 18, 2021. On November 19, 2021, the Company completed its IPO of 27,600,000 units (the “Units”), including 3,600,000 Units that were issued pursuant to the underwriters’ full exercise of their over-allotment option. The Units were issued pursuant to an underwriting agreement, dated November 16, 2021, among the Company, on the one hand, and Citigroup Global Markets Inc. and Wells Fargo Securities, LLC on the other hand. Each Unit had an offering price of $10.00 and consists of one share of Class A common stock of the Company, par value $0.0001 per share (the “Class A Common Stock”), and one-half of one warrant of the Company (each such whole warrant, a “Warrant”). Each Warrant entitles the holder thereof to purchase one share of Class A Common Stock at a price of $11.50 per share.

Of the net proceeds of the IPO and the sale of the Private Placement Warrants, $281,520,000, including $9,660,000 of deferred underwriting discounts and commissions, has been deposited into a U.S. based trust account with Continental Stock Transfer & Trust Company acting as trustee. Except with respect to interest earned on the funds held in the trust account that may be released to the Company to pay its franchise and income tax obligations, the proceeds from the IPO and the sale of the Private Placement Warrants held in the trust account will not be released from the trust account until the earliest to occur of (a) the completion of the Company’s initial business combination (including the release of funds to pay any amounts due to any public stockholders who properly exercise their redemption rights in connection therewith), (b) the redemption of any public shares properly submitted in connection with a stockholder vote to approve an amendment to the Certificate of Incorporation that would affect the substance or timing of the Company’s obligation to redeem 100% of the Company’s public shares if the Company does not complete an initial business combination within 15 months from the closing of the IPO (or 21 months from the closing of the IPO if the Company extends the period of time to consummate its initial business combination) or (c) the redemption of the Company’s public shares if the Company is unable to complete its business combination within 15 months from the closing of the IPO (or 21 months from the closing of the IPO if the Company extends the period of time to consummate its initial business combination), subject to applicable law.

In connection with the IPO, the Company entered into the following agreements, forms of which were previously filed as exhibits to the Registration Statement:

•	A Private Warrant Agreement, dated November 16, 2021, between the Company and Continental Stock Transfer & Trust Company, as warrant agent.

•	A Public Warrant Agreement, dated November 16, 2021, between the Company and Continental Stock Transfer & Trust Company, as warrant agent.

•	A Letter Agreement, dated November 16, 2021, among the Company, its officers and directors, the Sponsor and Nabors Lux 2 S.a.r.l.

•	An Investment Management Trust Agreement, dated November 16, 2021, between the Company and Continental Stock Transfer & Trust Company, as trustee.

•	A Registration Rights Agreement, dated November 16, 2021, among the Company, the Sponsor and certain other security holders named therein.

•	An Administrative Support Agreement, dated November 16, 2021, between the Company and Nabors Corporate Services, Inc.

•	Private Placement Warrants Purchase Agreements, November 16, 2021, between the Company and the Purchasers party thereto.

Each of the foregoing agreements is attached as Exhibits 4.1, 4.2, 10.1, 10.2, 10.3, 10.4, 10.5 and 10.6, respectively, and is incorporated into this Item 8.01 by reference.

Item 9.01	Financial Statements and Exhibits.

(d)       Exhibits.

Exhibit Number	Description of Exhibits
3.1	Amended and Restated Certificate of Incorporation.

4.1	Private Warrant Agreement, dated November 16, 2021, between the Company and Continental Stock Transfer & Trust Company, as warrant agent.

4.2	Public Warrant Agreement, dated November 16, 2021, between the Company and Continental Stock Transfer & Trust Company, as warrant agent.

10.1	Letter Agreement, dated November 16, 2021, among the Company, its officers and directors, the Sponsor and Nabors Lux 2 S.a.r.l.

10.2	Investment Management Trust Agreement, dated November 16, 2021, between the Company and Continental Stock Transfer & Trust Company, as trustee.

10.3	Registration Rights Agreement, dated November 16, 2021, among the Company, the Sponsor and certain other security holders named therein.

10.4	Administrative Services Agreement, dated November 16, 2021, between the Company and Nabors Corporate Services, Inc.

10.5	Private Placement Warrants Purchase Agreement, dated November 16, 2021, between the Company and the purchasers named therein.

10.6	Private Placement Warrants Purchase Agreement, dated November 16, 2021, between the Company and the purchasers named therein.

10.7	Form of Indemnification Agreement (incorporated by reference to Exhibit 10.7 to Nabors Energy Transition Corp.’s Registration Statement on Form S-1 (File No. 333-256876), filed June 8, 2021).

99.1	Press Release, dated November 16, 2021.

99.2	Press Release, dated November 19, 2021.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 19, 2021	NABORS ENERGY TRANSITION CORP.

	By:	/s/ Anthony G. Petrello
	Name:	Anthony G. Petrello
Title:	President, Chief Executive Officer and Secretary

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